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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                            -----------------------------


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) January 16,  1998
                                                        -----------------

                        CARING PRODUCTS INTERNATIONAL, INC.
                   ------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)



          Delaware              333-35239                  98-0134875
     -----------------        -------------            ------------------
     (State or  Other         (Commission                (IRS Employer
     Jurisdiction of            File No.)              Identification No.)
      Incorporation)



200 First Avenue West, Suite 200, Seattle, Washington          98119
-----------------------------------------------------       ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (206) 282-6040
                                                   --------------


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ITEM 5.   OTHER EVENTS.

     At the request of Caring Products International, Inc. (the "Company"), on January 16, 1998, the Company's common stock, par value $0.01 per share (the "Common Stock"), was delisted from the Vancouver Stock Exchange. The Company's Common Stock will continue to trade on the Nasdaq SmallCap Market under the symbol "BDRY."


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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARING PRODUCTS INTERNATIONAL, INC.



                                   By:  /s/ Steven A. Saide
                                        -------------------
                                        Steven A. Saide,
                                        Secretary

Dated:  January 29, 1998


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